Dreyfus

New Jersey Intermediate

Municipal Bond Fund

SEMIANNUAL REPORT September 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)


The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Intermediate Municipal Bond Fund, covering the six-month period from April 1, 1999 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New Jersey Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform during the period?

The fund produced a -1.11% total return(1) over the six-month period ended September 30, 1999, compared to a total return of -2.05% for the Other States Intermediate Municipal Debt Funds category.(2) We attribute our relative outperformance both to our security selection strategy, which helped mitigate the effects of rising interest rates, and the nature of New Jersey's municipal bond market, in which a lack of new issuance has supported existing bond prices.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Because of strong economic conditions throughout the country, New Jersey and its municipalities have had little need to borrow. As a result, fewer tax-exempt bonds were issued during the first nine months of 1999 than during the same period one year ago. Yet demand from New Jersey residents seeking to minimize their income tax liabilities remained high, especially in the intermediate-term market segment.

In addition, the fund was affected by rising interest rates over the past six months. Economies in Japan and Southeast Asia appear to have begun to recover, and the growth of the U.S. economy has been stronger than most analysts expected. This economic news raised concerns among some fixed-income investors that inflationary pressures might re-emerge. In fact, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall a reacceleration of inflation. Because the market anticipated these changes in monetary policy before they were announced, longer term tax-exempt yields had already risen by the time the interest-rate hikes were actually implemented.

Finally, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bond yields. As a result, municipal bonds -- including those from New Jersey issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

We continue to search for the most attractive values in New Jersey's municipal bond market. We have found such values, in our opinion, in very high-quality bonds, including New Jersey's general obligation bonds and essential services revenue debt. Because the differences in yields between the highest quality bonds and lower quality bonds have been narrow by historical standards, currently we see little reason to assume the added credit risk that lower rated bonds entail.

We have maintained the fund's average duration toward the short end of its range in a rising interest-rate environment. As of September 30, the fund's average duration was about 4.94 years, compared to a "neutral" position in the six-year range. This relatively short average duration was designed to seek to capture higher yields as they became available. In addition, this position is intended to give us the flexibility we need to capture any Y2K-related opportunities for higher income as the new year approaches. Although we do not expect New Jersey issuers to experience any inordinate Y2K problems, we intend to remain alert to the possibility that Y2K-related concerns may cause temporary disruptions in market liquidity.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.


                                                                       The Fund

STATEMENT OF INVESTMENTS

September 30, 1999 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.5%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--91.2%

Atlantic County Utilities Authority, Sewer Revenue

   5%, 1/15/2009 (Insured; AMBAC)                                                             2,760,000                2,756,743

Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:

   5.10%, 5/1/2004 (Insured; MBIA)                                                            1,110,000                1,137,051

   5.30%, 4/1/2008 (Insured; MBIA)                                                            1,000,000                1,029,290

   5.40%, 4/1/2009 (Insured; MBIA)                                                            1,000,000                1,029,870

Brick Township Municipal Utilities Authority,
   Water and Sewer Revenue

   5.10%, 12/1/2009 (Insured; FGIC)                                                           1,500,000                1,514,670

Burlington County:

   5.20%, 10/1/2009                                                                           2,000,000                2,018,820

   5.35%, 9/15/2003                                                                           1,000,000                1,026,760

Camden County Improvement Authority, Revenue:

  County Guaranteed Lease:

      5.40%, 12/1/2002                                                                          855,000                  882,916

      5.85%, 10/1/2006 (Insured; MBIA)                                                        1,000,000                1,063,130

   (Health Services Center) 4.80%, 12/1/2004 (Insured; AMBAC)                                 1,555,000                1,571,561

Camden County Municipal Utilities Authority,

  County Agreement Sewer Revenue:

      5.50%, 7/15/2005 (Insured; FGIC)                                                        1,000,000                1,043,940

      5%, 7/15/2009 (Insured; FGIC)                                                           3,200,000                3,196,096

Cherry Hill Township, Sewer and Sewer Assessment
   5.30%, 9/1/2002                                                                            1,370,000                1,409,251

Delaware River and Bay Authority, Revenue 5.10%,
   1/1/2009 (Insured; FGIC)                                                                     815,000                  822,311

Dover Township 5.90%, 10/15/2002 (Insured; AMBAC)                                             1,640,000                1,719,032

Township of East Brunswick 4.75%, 4/1/2004                                                    1,310,000                1,325,602

Essex County Improvement Authority, Revenue Lease
   (County Jail and Youth House Project)
   5%, 12/1/2009 (Insured; AMBAC)                                                             1,575,000                1,573,031

Gloucester Township 5.20%, 7/15/2004 (Insured; AMBAC)                                           795,000                  820,941

Greenwich Township Board of Education,
   5%, 1/15/2011 (Insured; FSA)                                                               1,015,000                  999,877

Hamilton Township:

   General Improvement 5.20%, 9/1/2002 (Insured; FGIC)                                          600,000                  616,386

   Sewer Utility 5.20%, 9/1/2002 (Insured; FGIC)                                                450,000                  462,290

Hillside Township:

   6.60%, 2/15/2007 (Insured; MBIA) (Prerefunded 2/15/2002)                                     705,000  (a)             755,929

   6.60%, 2/15/2007 (Insured; MBIA).                                                            295,000                  314,028

City of Hoboken Parking Authority, Parking General Revenue:

   6.10%, 3/1/2002                                                                              375,000                  388,200

   6.20%, 3/1/2003                                                                              395,000                  413,687


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Hudson County:

   4.75%, 8/1/2003                                                                              500,000                  503,365

   Vocational School Improvement
      5.05%, 10/1/2008 (Insured; FSA)                                                         1,010,000                1,016,898

Hudson County Improvement Authority,
   Solid Waste System Revenue

   6.75%, 1/1/2003                                                                            3,000,000                3,144,870

Jackson Township School District
   4.625%, 12/15/2008 (Insured; FSA)                                                          1,325,000                1,295,771

Jersey City:

   Public Improvement 5.25%, 9/1/2010 (Insured; MBIA)                                         1,605,000                1,634,997

   Water 5.20%, 10/1/2008 (Insured; AMBAC)                                                    1,565,000                1,595,987

Lacy Municipal Utilities Authority, Water Revenue:

   5.10%, 12/1/2003 (Insured; MBIA)                                                           1,060,000                1,089,754

   5.20%, 12/1/2004 (Insured; MBIA)                                                           1,215,000                1,252,908

Long Branch Sewerage Authority, Revenue:

   5%, 6/1/2003 (Insured; FGIC)                                                                 610,000                  623,176

   5.10%, 6/1/2004 (Insured; FGIC)                                                              690,000                  706,781

Manalapan-Englishtown Regional
   School District Board of Education
   (School Bonds) 5%, 5/1/2004                                                                1,950,000                1,992,764

Mercer County Improvement Authority, Revenue:

   (Special Services School District) 5.30%, 12/15/2002                                         845,000                  870,908

   Township Guaranteed (Hamilton Board of
      Education Lease Project)

      5.70%, 6/1/2002 (Insured; MBIA)                                                           470,000                  486,694

Middlesex County Utilities Authority, Sewer Revenue

   5%, 9/15/2008 (Insured; FGIC)                                                              1,000,000                1,005,520

Township of Middletown 4.90%, 8/1/2004                                                        1,810,000                1,839,865

Monmouth County:

   5.10%, 10/1/2010                                                                           2,600,000                2,614,066

   4.80%, 7/15/2011                                                                           1,510,000                1,461,665

Monmouth County Improvement Authority, Revenue

   (Correctional Facilities) 5%, 8/1/2009                                                     1,500,000                1,503,615

City of Newark Board of Education 5.875%,
   12/15/2006 (Insured; MBIA)                                                                 1,755,000                1,874,603

State of New Jersey:

   5.90%, 8/1/2002                                                                            2,000,000                2,088,520

   4.75%, 8/1/2015                                                                            1,600,000                1,452,832

New Jersey Economic Development Authority, Revenue:

  District Heating and Cooling (Trenton-Trigen Project)

      6.10%, 12/1/2004                                                                        3,245,000                3,336,412

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority, Revenue (continued):

  Economic Growth Revenue:

      4.80%, 10/1/2003 (LOC; National Westminister Bank)                                        550,000                  548,317

      5%, 10/1/2005 (LOC; National Westminister Bank)                                           890,000                  898,633

   Market Transition Facility Revenue
      7%, 7/1/2004 (Insured; MBIA)                                                            2,275,000                2,502,955

   (Transportation Project Sublease)
      5.25%, 5/1/2011 (Insured; FSA)                                                          2,210,000                2,231,879

   (Trenton Office Complex) 5.25%, 6/15/2009 (Insured; FSA)                                   2,500,000                2,544,525

   Waste Paper Recycling (MPMI Inc. Project) 5.75%, 2/1/2004                                  2,500,000                2,507,000

New Jersey Educational Facilities Authority, Revenue:

  College and University:

    (Institute of Advanced Study)

         6.15%, 7/1/2004 (Prerefunded 7/1/2001)                                                 560,000  (a)             584,545

      (Princeton Theological):

         4.70%, 7/1/2010                                                                        880,000                  851,998

         4.80%, 7/1/2011                                                                        920,000                  887,478

         4.875%, 7/1/2012                                                                       965,000                  924,229

      (Ramapo College) 5.15%, 7/1/2004 (Insured; MBIA)                                        1,010,000                1,037,088

      (Rowan College) 5.15%, 7/1/2004 (Insured; MBIA)                                           825,000                  847,127

      (Saint Peter's College) 5%, 7/1/2008                                                    2,200,000                2,130,128

      (University of Medicine and Dentistry)

         5%, 12/1/2004 (Insured; AMBAC)                                                       5,090,000                5,202,387

   Higher Educational Facilities Trust Fund:

      5.125%, 9/1/2006 (Insured; AMBAC)                                                       2,775,000                2,841,406

      5.125%, 9/1/2009 (Insured; AMBAC)                                                       2,000,000                2,015,440

New Jersey Environmental Infrastructure Trust,
   Waste Water Treatment

   5%, 9/1/2007                                                                               1,820,000                1,846,663

New Jersey Health Care Facilities Financing Authority,
   Health Hospital and Nursing Home Revenue:

      (Deborah Heart and Lung Center Issue):

         5.60%, 7/1/2003                                                                      1,710,000                1,719,354

         5.80%, 7/1/2004                                                                        745,000                  754,007

         5.90%, 7/1/2005                                                                        790,000                  802,798

      (Mountainside Hospital) 5.10%, 7/1/2003 (Insured; MBIA)                                 1,630,000                1,665,860

      (Burdette Tomlin Memorial Hospital Issue)

         6%, 7/1/2003 (Insured; FGIC)                                                         1,665,000                1,742,206

      (Rahway Hospital Obligated Group Issue) 5%, 8/1/2008                                    2,000,000                1,916,880

      (Raritan Bay Medical Center Issue) 6.625%, 7/1/2005                                     2,800,000                2,831,556

      (Robert Wood Johnson University Center)

         5%, 7/1/2008 (Insured; MBIA)                                                         1,500,000                1,502,520

      (Saint Joseph's Hospital and Medical Center)

         5.15%, 7/1/2006 (Insured; Connie Lee)                                                2,555,000                2,609,549


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,
  Health Hospital and Nursing Home Revenue (continued):

      (West Jersey Health System)
         5.45%, 7/1/2002 (Insured; MBIA)                                                      2,160,000                2,225,664

New Jersey Higher Education Assistance Authority,
   Student Loan Revenue:

      6.80%, 7/1/2000                                                                           525,000                  534,996

      (NJ Class Loan Program) 5.60%, 1/1/2001                                                   810,000                  820,319

New Jersey Highway Authority, Senior Parkway Revenue

  (Garden State Parkway):

      5.70%, 1/1/2002                                                                           500,000                  515,220

      5.90%, 1/1/2004                                                                           500,000                  523,680

New Jersey Housing and Mortgage Finance Agency,
   Housing Revenue:

      6.20%, 11/1/2004                                                                        4,000,000                4,171,080

      6.60%, 11/1/2004                                                                        3,660,000                3,847,282

New Jersey Sports and Exposition Authority,
   Convention Center Luxury Tax

   Revenue 5.75%, 7/1/2002 (Insured; MBIA)                                                    2,000,000                2,076,220

New Jersey Transportation Trust Fund Authority,
   Transportation System:

      5.125%, 6/15/2007 (Insured; AMBAC)                                                      2,500,000                2,547,625

      4.875%, 12/15/2008 (Insured; MBIA)                                                      3,000,000                2,988,780

New Jersey Wastewater Treatment Trust:

   5.90%, 5/01/2003 (Insured; MBIA) (Prerefunded 5/1/2002)                                    1,400,000  (a)           1,481,592

   Loan Revenue:

      6.30%, 7/1/2005                                                                            50,000                   52,578

      6.30%, 7/1/2005 (Prerefunded 7/1/2001)                                                  3,545,000  (a)           3,740,436

North Brunswick Township 6.30%, 5/15/2006
   (Prerefunded 5/15/2002)                                                                    1,860,000  (a)           1,976,436

North Hudson Sewer Authority, Sewer Revenue

   5.25%, 8/1/2010 (Insured; FGIC)                                                            3,825,000                3,863,786

North Jersey District Water Supply Commission, Revenue

   (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA)                                    2,795,000                2,879,297

Northeast Monmouth County Regional Sewer Authority,
   Sewer Revenue

   5%, 11/1/2010 (Insured; MBIA)                                                              2,250,000                2,235,735

Ocean County, General Improvement:

   5.30%, 9/1/2003                                                                            2,115,000                2,186,995

   5.125%, 7/1/2004                                                                           1,000,000                1,027,050

   5.65%, 7/1/2005                                                                            1,600,000                1,686,832

   4.50%, 12/1/2009                                                                           1,225,000                1,176,086

                                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Parsippany--Troy Hills Township 6%, 4/1/2004                                                  1,630,000                1,731,044

Passaic County Utilities Authority, SWDR:

   5%, 3/1/2007                                                                               1,300,000                1,297,959

   5%, 3/1/2008                                                                               1,195,000                1,184,843

City of Perth Amboy Board of Education, COP,
   Lease Purchase Agreement

   (FWB Leasecorp,Inc.) 5.60%, 12/15/2002 (Insured; FSA)                                      1,265,000                1,316,587

Pinelands Regional Board of Education, COP,
   Lease Purchase Agreement

   (A & R Hunt Enterprises, Inc.) 5.70%, 2/15/2003
   (Insured; FSA)                                                                               350,000                  364,609

Port Authority of New York and New Jersey,

   (Consolidated Board 101st Series)
   5.25%, 9/15/2006 (Insured; MBIA)                                                           1,000,000                1,025,440

Township of Roxbury, Water and Sewer Assessment

   5.05%, 8/1/2004 (Insured; AMBAC)                                                           1,175,000                1,206,079

Rutgers State University, University Revenue

   (State University of New Jersey) 6.30%, 5/1/2005                                           2,900,000                3,079,858

South Jersey Port Corp., Marine Terminal Revenue:

   5.05%, 1/1/2003                                                                              835,000                  841,780

   5.30%, 1/1/2005                                                                              930,000                  942,462

   5.40%, 1/1/2006                                                                            1,010,000                1,022,564

South Jersey Transportation Authority,
   Transportation System Revenue

   5.50%, 11/1/2002 (Insured; MBIA)                                                           2,000,000                2,072,980

South River School District 5%, 12/1/2008 (Insured; FGIC)                                     1,100,000                1,112,430

Southern Regional High School District
   5.50%, 9/1/2011 (Insured; MBIA)                                                            1,600,000                1,634,512

Sussex County Municipal Utilities Authority,
   Wastewater Facilities Revenue

   5%, 12/1/2003 (Insured; MBIA)                                                              1,755,000                1,785,449

Warren County Pollution Control Financing Authority,
   Landfill Revenue

   5.60%, 12/1/2002                                                                           1,765,000                1,718,157

Washington Township Board of Education
   5.10%, 2/1/2007 (Insured; MBIA)                                                            3,100,000                3,167,301

West Deptford Township 5.20%, 3/1/2011 (Insured; AMBAC)                                       2,000,000                2,009,520

West Morris Regional High School District
   Board of Education, School

   5.875%, 1/15/2004                                                                            250,000                  263,610


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

West Windsor Township, General Improvement:

   5.70%, 10/15/2002                                                                            600,000                  617,370

   5.90%, 10/15/2003                                                                            600,000                  618,582

West Windsor-Plainsboro Regional Board of Education COP,
  Lease Purchase Agreement (Lamington Funding Corp.)

   5.50%, 3/15/2003 (Insured; MBIA)                                                           1,115,000                1,153,746

Western Monmouth Utilities Authority, Revenue

   5.15%, 2/1/2008 (Insured; AMBAC)                                                           1,000,000                1,016,720

Woodbridge Township:

   5.65%, 8/15/2002                                                                           1,320,000                1,366,741

   6.20%, 8/15/2007                                                                           2,000,000                2,138,880

U.S. RELATED--6.3%

Commonwealth of Puerto Rico, Improvement

   5.30%, 7/1/2004 (Insured; MBIA)                                                            8,000,000                8,341,760

Virgin Islands, Subordinated Special Tax

  (Insurance Claims Fund Program/ GO Matching Fund)

   5.65%, 10/1/2003 (Prerefunded 10/1/2001)                                                   2,480,000  (a)           2,543,189

Virgin Islands Public Finance Authority, Revenue
  (Matching Fund Loan Notes):

      7%, 10/1/2002                                                                             250,000                  271,244

      5.50%, 10/1/2008                                                                        1,500,000                1,510,574

Virgin Islands Water and Power Authority, Water System Revenue

   7.20%, 1/1/2002                                                                              200,000                  207,301

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $195,396,645)                                                                                               199,350,891
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.5%
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY;

Port Authority of New York and New Jersey, Special Obligation Revenue,
  VRDN 3.20% (SBPA; Landesbank Hessen-Thurgen)
   (cost $1,000,000)                                                                          1,000,000  (b)           1,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $196,396,645)                                                                            98.0%              200,350,891

CASH AND RECEIVABLES (NET)                                                                         2.0%                4,020,083

NET ASSETS                                                                                       100.0%              204,370,974

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC          American Municipal Bond                                  MBIA        Municipal Bond Investors
                  Assurance Corporation                                                Assurance Insurance Corporation
COP            Certificate of Participation                             SBPA         Standby Bond
FGIC           Financial Guaranty Insurance Company                                    Purchase Agreement
FSA            Financial Security Assurance                             SWDR         Solid Waste Disposal Revenue
GO             General Obligation                                       VRDN         Variable Rate Demand Notes
LOC            Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              61.1
AA                               Aa                              AA                                               15.6
A                                A                               A                                                11.5
BBB                              Baa                             BBB                                               6.5
B                                B                               B                                                  .8
F1                               Mig1                            SP1                                                .5
Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      4.0
                                                                                                                 100.0


(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILTIES

September 30, 1999 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           196,396,645   200,350,891

Cash                                                                  1,293,227

Interest receivable                                                   2,908,537

Prepaid expenses                                                          4,248

                                                                    204,556,903
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           106,015

Payable for shares of Beneficial Interest redeemed                       41,157

Accrued expenses                                                         38,757

                                                                        185,929
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      204,370,974
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     204,400,723

Accumulated net realized gain (loss) on investments                 (3,983,995)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            3,954,246
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     204,370,974
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     15,163,024

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.48

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,364,855

EXPENSES:

Management fee--Note 3(a)                                              628,297

Shareholder servicing costs--Note 3(b)                                 174,393

Professional fees                                                       17,546

Custodian fees                                                          11,060

Trustees' fees and expenses--Note 3(c)                                  10,978

Prospectus and shareholders' reports                                     7,934

Registration fees                                                        1,930

Loan commitment fees--Note 2                                               459

Miscellaneous                                                           12,310

TOTAL EXPENSES                                                         864,907

Less--reduction in management fee due to
   undertaking--Note 3(a)                                              (39,139)

NET EXPENSES                                                            825,768

INVESTMENT INCOME--NET                                                4,539,087
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (233,608)

Net unrealized appreciation (depreciation) on investments           (6,626,264)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,859,872)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,320,785)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 1999           Year Ended
                                              (Unaudited)       March 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,539,087            9,104,364

Net realized gain (loss) on investments         (233,608)              781,232

Net unrealized appreciation (depreciation)
   on investments                             (6,626,264)              765,583

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                            (2,320,785)           10,651,179
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,539,087)          (9,104,364)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  16,504,086           33,844,941

Dividends reinvested                            3,829,883            7,659,276

Cost of shares redeemed                       (26,769,510)         (41,227,453)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (6,435,541)             276,764

TOTAL INCREASE (DECREASE) IN NET ASSETS       (13,295,413)           1,823,579
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           217,666,387          215,842,808

END OF PERIOD                                 204,370,974          217,666,387
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,207,880            2,430,570

Shares issued for dividends reinvested            280,837              549,536

Shares redeemed                               (1,955,774)           (2,961,601)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (467,057)               18,505

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Six Months Ended
                                             September 30, 1999                            Year Ended March 31,
                                                                        ------------------------------------------------------------

                                                     (Unaudited)          1999       1998         1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 13.93               13.83       13.35       13.44          13.12         13.08

Investment Operations:

Investment income--net                                 .30                 .59         .59         .59            .60           .65

Net realized and unrealized
   gain (loss) on investments                         (.45)                .10         .48        (.08)           .32           .04

Total from Investment Operations                      (.15)                .69        1.07         .51            .92           .69

Distributions:

Dividends from investment
   income--net                                       (.30)                (.59)       (.59)       (.60)         (.60)          (.65)

Net asset value, end of period                       13.48               13.93       13.83       13.35         13.44          13.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (2.21)  (a)           5.04        8.18        3.84          7.09           5.45
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         .79  (a)             .80         .78         .78           .72            .45

Ratio of net investment income
   to average net assets                             4.32  (a)            4.21        4.34        4.43          4.47           5.02

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                        .04  (a)             .04         .03          --           .06            .45

Portfolio Turnover Rate                              6.95  (b)           18.81        6.90        14.60        13.69          35.01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    204,371              217,666     215,843      216,350      229,034        221,199

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,081 during the period ended September 30, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $3,750,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. If not applied, $1,289,000 of the carryover expires in fiscal 2003 and $2,461,000 expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other  Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1999 through September 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $39,139, during the period ended September 30, 1999.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1999, the fund was charged $107,595 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $45,917 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund' s Exchange privilege. During the period ended September 30, 1999, redemption fees retained by the fund amounted to $10.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $14,127,864 and $19,263,579, respectively.

At September 30, 1999, accumulated net unrealized appreciation on investments was $3,954,246, consisting of $4,725,043 gross unrealized appreciation and $770,797 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).





                                                           For More Information

                        Dreyfus New Jersey Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                   751SA999